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                                                                     Exhibit 4.5


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[CANADIAN FLAG LOGO] INDUSTRY CANADA                                   INDUSTRIE CANADA

CERTIFICATE                                                            CERTIFICAT
OF AMENDMENT                                                           DE MODIFICATION

CANADA BUSINESS                                                        LOI CANADIENNE SUR
CORPORATIONS ACT                                                       LES SOCIETES PAR ACTIONS

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                   AGRIUM INC.                                                      288081-4
----------------------------------------------------------            -----------------------------------------------------------
Name of corporation - Denomination de la societe                      Corporation number - Numero de la societe

I hereby certify that the articles of the above-named                 Je certifie que les statuts de la societe susmentionnee
corporation were amended:                                             ont ete modifies:

a)    under section 13 of the Canada Business                 [ ]     a)   en vertu de l'article 13 de la Loi canadienne sur
      Corporations Act in accordance with the attached                     les societes par actions, conformement a l'avis
      notice;                                                              ci-joint;

b)    under section 27 of the Canada Business                 [ ]     b)   en vertu de l'article 27 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of amendment designating a series of                        les clauses modificatrices ci-jointes designant une
      shares;                                                              serie d'actions;

c)    under section 179 of the Canada Business                [X]     c)   en vertu de l'article 179 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of amendment;                                               les clauses modificatrices ci-jointes;

d)    under section 191 of the Canada Business                [ ]     d)   en vertu de l'article 191 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of reorganization;                                          les clauses de reorganisation ci-jointes;

                    /s/ [SIGNATURE]                                                 JUNE 5, 2002 / LE 5 JUIN 2002
                  Director - Directeur                                         Date of Amendment - Date de modification



[GOVERNMENT OF CANADA LOGO]
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[CANADIAN FLAG LOGO]          INDUSTRY CANADA   INDUSTRIE CANADA                FORM 4                       FORMULE 4
                                                                         ARTICLES OF AMENDMENT        CLAUSES MODIFICATRICES
                              CANADA BUSINESS   LOI CANADIENNE SUR LES    (SECTION 27 OR 177)          (ARTICLES 27 OU 177)
                              CORPORATIONS ACT  SOCIETES PAR ACTIONS

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1 - NAME OF THE CORPORATION - DENOMINATION SOCIAL DE LA SOCIETE               2 - CORPORATION NO. - NO. DE LA SOCIETE

          AGRIUM INC.                                                                             288081-4
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3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED            LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFIES
    AS FOLLOWS:                                                        DE LA FACON SUIVANTE:


Item 7 of the Articles of the Corporation are hereby amended pursuant to section 173(1)(o) of the Act to add the following:

          "Subject to the maximum number of directors authorized pursuant to the Articles of the Corporation, the Board of
          Directors may, between annual general meetings, in addition to filling vacancies as permitted by law, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors so appointed shall not at any time exceed one-third of the number of directors elected at the previous annual meeting of shareholders."

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DATE                                SIGNATURE                                     4 - CAPACITY OF - EN QUALITE DE

MAY 14, 2002                        /s/ Gary J. Daniel                                ASSISTANT CORPORATE SECRETARY
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FOR DEPARTMENTAL USE ONLY           PRINTED NAME - NOM EN LETTRES MOULEES
A L'USAGE DU MINISTERE
SEULEMENT

                                    GARY J. DANIEL
FILED
DEPOSEE

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IC 3069 (2001/11)                                                                 [GOVERNMENT OF CANADA LOGO]
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